                                                                   EXHIBIT 10.15


                                                                Agreement Number
                                                                     382183-9501
                                                                ----------------


                                                                  Effective Date
                                                                          2/6/97
                                                                ----------------



UNISYS            MARKETING ASSOCIATE SOLUTION ALLIANCE AGREEMENT

THIS AGREEMENT is between UNISYS CORPORATION, Township Line and Union Meeting Roads, Blue Bell, PA 19422 ("Unisys") and:

MARKETING ASSOCIATES (MA)
--------------------------------------------------------------------------------
Name

HomeCom Communications
--------------------------------------------------------------------------------
Address

Bldg. 14, Ste. 100 -- 3535 Piedmont Road
--------------------------------------------------------------------------------
City/State/Zip code

Atlanta, GA 30305
--------------------------------------------------------------------------------
Attention                      Telephone number                       Fax number

Kris Puri                     404-237-4646 x161                     404-237-3060
--------------------------------------------------------------------------------
Territory


--------------------------------------------------------------------------------


MA ACKNOWLEDGES THAT IT HAS READ AND UNDERSTANDS THIS AGREEMENT, INCLUDING THE NEXT THREE PAGES AND ALL ATTACHED EXHIBITS, AND THAT IT IS NOT ENTERING INTO THIS AGREEMENT ON THE BASIS OF ANY REPRESENTATIONS NOT EXPRESSLY SET FORTH HEREIN.

AGREED AND ACCEPTED                        MA

Unysis Corporation                         HomeCom Communications
                                           (MA company name)

/s/ R.A. Palumbo    February 6, 1997       /s/ Kris Puri       November 19, 1996
------------------------------------       -------------------------------------
(Signature)              (Date)            (Signature)               (Date)

/s/ R.A. Palumbo                                 Kris Puri
------------------------------------       -------------------------------------
(Printed/typed name)                       (Printed/typed name)

Director CMD Contracts                           Executive Vice President
------------------------------------       -------------------------------------
(Title)                                    (Title)



                                    1 of 11

1. BACKGROUND

1.1 MA (a) has developed and is the owner of, or otherwisehas the right to market, products which will run on/with certain computer equipment, and/or (b) can provide services to users of certain types of computer equipment. MA is interested in marketing its computer products and/or services to current or prospective users of Unisys and multivendor computer equipment, subject to the terms and conditions of this Agreement Unisys is willing to market its computer equipment in conjunction with MA computer products and/or provide marketing support far MA's products and/or services subject to the terms and conditions of this Agreement.



2. DEFINITIONS

2.1 "PRODUCT" means the MA equipment and the MA computer software programs which operate with the Computer System(s) listed in Exhibit A of this Agreement. The Products consists of all items listed on Exhibit B of this Agreement and includes all Corrections, Improvements, and Enhancements, Updates and Upgrades made by or for MA.


2.2 "SERVICES" means the MA services offered by MA to users of the Computer System(s) listed in Exhibit A of this Agreement. The Services include all the services listed on Exhibit B of this Agreement

2.3 "DOCUMENTATION" means all materials (and all revisions) relating to the Product and Services including as applicable, but not limited to, brochures, specifications, operating instructions, input information, instructional and other documentation, including guides and manuals.

2.4 "CORRECTIONS" means changes to the Product to make it conform to the then-current Documentation.

2.5 "IMPROVEMENTS" means additions or changes to the Product intended to improve performance.

2.6 "ENHANCEMENTS" means new functions or features for the Product which provide a new capability.

2.7 "UPDATES" means subsequent releases for the Product which incorporate accumulated Corrections, Improvements and Enhancements together with revised Documentation for the Update.

2.8 "UPGRADES" means changes to the Product which enable the Product to operate with changes to the Computer Systems and software furnished with such Systems.

2.9 "COMPUTER SYSTEM" means the Unisys and multivendor equipment series listed on Exhibit A. Multivendor means equipment series not manufactured by Unisys.

2.10 "QUALIFIED PROSPECT" means the prospective end user of the Products or Services who is qualified by Unisys and given this designated status according to this Agreement.

2.11 "END-USER" means the buyer/licensee of the Product and/or Service that contracts directly with MA for the Products and Services for which Unisys is entitled to a fee.

3. OBLIGATIONS OF MA

3.1 MA will market the Products for use with the Computer Systems and will sell, or grant licenses for use of, the Products, Documentation and Services directly to End-Users.

3.2 MA will provide Unisys with (a) marketing brochures published by MA describing the Products and Services and (b) an accurate description of the Products including, but not limited to, the functional specifications and performance characteristics suitable for submission by Unisys to potential End-Users. The description of the Products and services will be updated by MA as frequently as required to maintain accuracy.

3.3 MA also will provide to Unisys: (a) guidelines for qualifications of potential End-Users; (b) a detailed description and definition of the minimum Computer System configuration required to use the Product and Service with each Computer System and guidelines for configuring the Unisys Computer System used in conjunction with the Product and Service; (c) if available, an analysis and comparison of the Product and Service to functionally similar computer products and services offered by MA's competitors; (d) a reasonable quantity of MA sales brochures for the products and Services; and (e) if available, benchmark test results for Products as used with Unisys Computer Systems.

3.4 MA will develop a worksheet to assist Unisys in qualifying prospective End-Users. This worksheet will be based on the guidelines furnished to Unisys by MA under 3.3(a) above.

3.5 MA will accept worksheets from Unisys and designate the prospect profiled on the worksheet as


                                    2 of 11

Qualified Prospect unless MA is already working with the prospect without any involvement of Unisys. MA will sign the worksheet and return it, along with a letter that either accepts or rejects the prospect as a Qualified Prospect, to the Unisys designated point of contact. If Qualified Prospect status is withheld, MA shall provide a written explanation for its determination. If a worksheet is not signed by MA and returned to Unisys within 30 days of its submission to MA, the prospect profiled on the worksheet will be deemed a Qualified Prospect.


3.6 MA will offer each End-User a support and maintenance agreement in the form attached as Exhibit C of this Agreement (or MA's subsequent standard support and maintenance agreement generally offered by MA to its buyers/licensees) and in accordance with the terms and conditions of the agreement(s) between MA and End-User, provide the support services listed in Exhibit D of this Agreement.


3.7 MA will deliver Corrections, Improvements, Enhancements, Updates and Upgrades, as applicable, for the Products sold/licensed to End-Users in accordance with the terms of the MA's sale/license agreement and/or support and maintenance agreement between MA and an End-User; provided, however, delivery of Corrections, Improvements and Enhancements to End-Users of Unisys Computer Systems will be made no later than the delivery of equivalent Corrections, Improvement and Enhancements to users of MA Products on multivendor Computer Systems.

3.8 At the end of each month, MA will give Unisys a written activity report in a format prescribed by Unisys to identity the Qualified Prospects for the Products and Services and the Products and Services billed to each End-User.

3.9 If the Territory, identified on the face of this Agreement, includes Canada, MA agrees and is obligated to obtain all legal consents, permits, licenses and governmental approvals required in order for MA to do business in Canada.



4. OBLIGATIONS OF UNISYS

4.1 Unisys will market Unisys Computer Systems in conjunction with the Products and/or will provide marketing support to MA in conjunction with the offering of Products and Services to users and prospective users of Unisys Computer Systems, where such users are also multivendor users.

4.2 Unisys will distribute to its appropriate Sales representatives the sales literature provided by MA as well as the information provided by MA under 3.2 and 3.3.

4.3 Subject to availability and advance scheduling by MA:

(a) Unisys will use reasonable efforts to make available for use by MA for demonstration purposes any Unisys Computer System installed in Unisys offices in the Territory identified on the cover page of this Agreement;

(b) Unisys will include the Products in appropriate demonstrations and benchmark tests otherwise being conducted by Unisys for potential End-Users;

(c) Unisys will provide pre-sales technical assistance to MA for the sole purpose of defining the capabilities of the Unisys Computer System;

(d) Unisys will register End-Users for education courses at Unisys Education Centers. Such End-Users will pay the then-current Unisys charges for the selected education courses;


(e) Unisys sales representatives may invite MA to participate with Unisys in relevant conventions, trade shows and seminars; and

(f) Unisys will provide MA with use of a Unisys facility form MA training of Unisys sales representatives on industry concepts and Sales techniques relating to the Products and Services.

4.4 Unisys will complete the worksheet provided to Unisys according to Section
3.4 to qualify prospective buyers/licensees of the Products and Services. Unisys will submit the worksheet to MA for each prospect that Unisys wants designated as a Qualified Prospect.


                                    3 of 11

5. ACCESS TO SOURCE CODE FOR SOFTWARE PRODUCTS

5.1 MA will either: (a) offer each End-User a license for the source code for its software Products under terms, conditions and charges as specified in a license agreement between MA and the End-User; or (b) offer each End-User an escrow agreement under which the End-User may have access to source code for its software products for maintenance purposes only in the event MA is no longer able to provide support and maintenance of its software Product in accordance with the support and maintenance agreement between MA and the End-User. MA will update and deliver updated software source code to the escrow agent as frequently as necessary so that the software source code in the custody of the escrow agent will be the then-current version reflecting all Corrections, changes, modifications, Enhancements, Improvements, Updates and Upgrades (including any modifications made for specific End-User). All deliveries of software source code will be accompanied by related Documentation. A breach of MA of its obligations under the Escrow Agreement will be deemed a breach of this Agreement.


5.2 If MA is in default (i.e., unable to perform its obligations) under the terms of its license agreement or software support and maintenance agreement with an End-User and software source code has not been provided or delivered to the escrow agent as provided in Section 5.1 above, MA will, upon written request from an End-User, deliver copies of the latest updated version of the software source code to Unisys and such End-User. The copies of source code delivered by MA pursuant to this Section 5.2 will be the then-current version of the software reflecting all Corrections, charges, modifications, Enhancements, Improvements, Updates and Upgrades (including any modifications made for the applicable End-User) and will be accompanied by related Documentation. The source code and Documentation together are called "Source Code Materials." MA hereby grants to Unisys and any End-User obtaining (or entitled to obtain) access to the Source Code Materials pursuant to this Section 5.2, a royalty-free, nonexclusive license to use, correct, modify, enhance, improve and update the Source Code Materials (or have the source code Materials corrected, modified, enhanced, improved and updated) solely for the purpose of maintaining the software for any such End-User's use of the software as licensed by MA.


6. DEVELOPMENT/DEMONSTRATION UNISYS COMPUTER SYSTEM

6.1 MA may lease (if available for leasing) or purchase from Unisys one equipment configuration of each Unisys Computer System listed in Exhibit A at Unisys then-current published commercial list price (U.S.) less the then-current MA development/demonstration discount offered by Unisys. MA may also license software from Unisys at the then-current published commercial list charges (U.S.) less the then-current MA development/demonstration discount offered by Unisys. Any such lease, purchase, license and maintenance service shall be subject to execution of a separate Unisys Consolidated Agreement.

6.2 The Unisys development/demonstration equipment acquired by the MA will not be leased or resold by the MA for a period of one year (or other applicable period of time specified in then-current Unisys Marketing Associate policy) from the date of MA payment for such equipment.

7. FEES

7.1 Unisys will earn a fee of 25% of the net price charged to each End-User for each Product item and Service delivered to an End-User during the term of this Agreement and within 6 months after any termination or cancellation of this Agreement. A fee of 12 1/2% will be charged for services provided by MA.

7.2 MA's current published list prices are set forth in Exhibit E. MA will notify Unisys in writing at least 30 days prior to the effective date of any change in MA's published list prices.

7.3 MA will pay the fee to Unisys within 30 days after the End-User is billed for the Product and Service. Unisys may impose a late payment charge equal to the lessor of (1) 1-1/2% per month or (2) the maximum rate allowed by now.

7.4 MA will keep its business records according to generally accepted accounting principles. MA will permit Unisys to examine the records related to this Agreement during regular business hours at MA's address on the cover page of this Agreement upon at least 10 days written notice from Unisys.

8. MA WARRANTIES

8.1 MA warrants and represents that it (a) owns all right, title and interest in, or by license or otherwise has the right to market, the Products and Service and (b) knows of no claim of infringement of a patent, copyright or other proprietary right or of improper use or



                                    4 of 11
misappropriation of a third party trade secret by the Products or Services.

8.2 MA warrants that the Products and Services will substantially conform to the description of the Products and Services delivered to Unisys in accordance with
3.2 above.

8.3 MA warrants and represents that it has the right, without the consent of any third parry, to sell/license the Products and Services to End-Users and to otherwise perform its obligations under this Agreement.

8.4 MA warrants and represents that it has and will retain a sufficient number of technically qualified employees to fulfill its contractual obligations to its End-Users to support and maintain the Products.

9. USE OF TRADEMARKS

Neither Party is authorized to use the trade name of any trademark of the other or to refer to the other party's products or services in any advertisement, brochure, news release or any document intended for delivery to a third Party without the prior written approval of an officer of the other party.

10. PATENT, COPYRIGHT AND TRADE SECRET INDEMNIFICATION

10.1 Unisys, at its own expense, will defend and indemnify MA and End-Users against claims that Unisys products furnished to End-Users pursuant to this Agreement infringe a United States patent or copyright or are subject to claims of misappropriation of trade secrets protected under United States law, provided MA (a) gives Unisys prompt written notice of such claims pursuant to Section 16.9, (b) permits Unisys to defend or settle the claims, and (c) provides all reasonable assistance to Unisys in defending a settling the claims. Unisys will not defend a indemnity MA a End-Users if any claim of infringement or misappropriation results from (a) design or alteration of any Unisys product by End-Users a MA or (b) use of any Unisys product in combination with any non Unisys product. This Section 10.1 states the entire liability of Unisys and MA's sole and exclusive remedy for patent or copyright infringement a trade secret misappropriation with respect to Unisys products.


10.2 MA, at its own expense, will defend and indemnify Unisys and End-Users against claims that any Products or Services or any part thereof furnished pursuant to this Agreement infringes a United States patent a copyright a is subject to claims of misappropriation of trade secrets protected under United States law, provided Unisys (a) gives MA prompt written notice of such claims pursuant to Section 16.9, (b) permits MA to defend a settle the claims, and (c) provides all reasonable assistance to MA in defending a settling the claims. Unisys may be represented by counsel of its own choice at its own expense. MA will not defend a indemnify Unisys a End-User if any claim of infringement a misappropriation results from (a) design or alteration of any Product a Service by Unisys a End-Users a (b) use of any Product in combination with any non-MA product. This Section 10.2 states the entire liability of MA and Unisys sole and exclusive remedy for patent or copyright infringement a trade secret misappropriation with respect to the Products and Services.


11. PROTECTION OF INFORMATION

11.1 Neither party shall have any obligation to keep information disclosed by the other confidential unless the information disclosed is in tangible form and clearly marked "proprietary", "confidential", "restricted" a with a similar notice. Each party will exercise the same degree of care to avoid disclosure of such proprietary/confidential/restricted information of the other as it affords to its own similar information, but in no event less than a reasonable degree of care.


11.2 Information which is marked "proprietary" "confidential," "restricted" or a with a similar notice will be used by the receiving party only as necessary for the purposes of this Agreement and will be maintained in confidence, during and after the term of this Agreement, unless the receiving party can prove that such information: (a) is publicly available other than through a breach of this Agreement, (b) has been rightfully obtained from a third party with no obligation of confidentiality, (c) is known or developed independently of the disclosure by the disclosing part, (d) was already known prior to disclosure by the disclosing party or (e) was disclosed to a third party by the disclosing party without imposing an obligation of confidentiality.


12. ARBITRATION

12.1 Subject to Sections 12.2 through 12.5 below, any controversy or claim arising out of or relating to this Agreement or the breach thereof will be settled by arbitration before three arbitrators in accordance with the Rules of the American Arbitration Association ("AAA") then in effect, and judgment upon the award rendered by the arbitrators may be entered in any


                                    5 of 11
court having jurisdiction. Any such arbitration will be conducted in the city nearest MA's main U.S. office having an AAA regional office. The arbitrators will be selected from a panel of persons having experience with and knowledge of electronic computers and the computer business, and at least one of the arbitrators selected will be an attorney.


12.2 The arbitrators will have no authority to award punitive damages nor any other damages not measured by the prevailing party's actual damages, and may not, in any event, make any ruling, finding a award that does not conform to the terms and conditions of this Agreement.


12.3 Either party, before or during any arbitration, may apply to a court having jurisdiction for a temporary restraining order a preliminary injunction where such relief is necessary to protect its interests pending completion of the arbitration proceedings.

12.4 Neither party nor the arbitrators may disclose the existence or results of any arbitration hereunder without the prior written consent of both parties.

12.5 Prior to initiation of arbitration or any other form of legal a equitable proceeding, the aggrieved party will give the other party at least 30 days prior written notice in accordance with Section 16.9 describing the claim and amount as to which it intends to initiate action.

13. TERM, TERMINATION AND CANCELLATION

13.1 This Agreement will begin on the Effective Date specified on the cover page of this Agreement and continue in effect for a period of 12 months (Initial Period) and thereafter until terminated according to its terms.

13.2 Unisys a MA may terminate this Agreement without cause as of the end of the Initial Period or any time thereafter upon at least sixty (60) days prior written notice.

13.3 Except as provided in Section 13.4 below, if either party breaches this Agreement, the other may cancel it upon thirty (30) days written notice, unless the breach is cured within the notice period.


13.4 Unisys may terminate this Agreement at any time upon written notice, without providing MA with an opportunity to cure, if (a) there is a change in control or ownership of (MA or of its parent or any affiliated companies) or if all or substantially all of the assets of MA are sold; (b) a receiver is appointed for MA or its property; (c) MA becomes insolvent or unable to pay its debts as they mature or ceases to pay its debts as they mature in the ordinary course of business or makes an assignment for the benefit of its creditors; or
(d) MA is liquidated a dissolved.


13.5 Proposals for Products and Services that are submitted to End-Users by the effective date of any termination or cancellation of this Agreement and accepted by such End-Users within sixty (60) days thereafter will be subject to the terms and conditions of this Agreement.


13.6 No damages (whether direct, consequential, special or incidental and including expenditures and loss of profit), indemnities a other compensation will be due or payable to MA by reason of a permissible termination or cancellation of this Agreement.


14. DISCLAIMER

Except as expressly stated in this Agreement, neither party has made or relied on any warranties or representations (express or implied, by operation of law or otherwise) regarding the scope, duration or success or any marketing effort which Unisys or MA or both may undertake.


15. LIMITATION OF LIABILITY

IN NO EVENT WILL EITHER PARTY BE LIABLE FOR ANY INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF USE, LOSS OF GOODWILL OR OTHER DIMINUTION IN THE VALUE OF THE OTHER'S BUSINESS, REVENUES, PROFITS OR SAVINGS, EVEN IF SUCH PARTY KNEW OR SHOULD HAVE KNOWN OF THE POSSIBILITY OF SUCH DAMAGES.


16. OTHER PROVISIONS

16.1 THIS AGREEMENT WILL BE GOVERNED BY THE LOCAL LAW OF THE COMMONWEALTH OF PENNSYLVANIA.

16.2 The relationship of Unisys and MA under this Agreement is that of independent contractors only, and neither is authorized to act as the agent or legal representative of the other. No provision of this Agreement or any act by either party in furtherance of


                                    6 of 11
the intent of this Agreement will create a pint venture relationship between the parties for any purpose whatsoever.

16.3 Unisys may delete any Unisys Computer System from Exhibit A at any time upon at least sixty (60) days prior written notice to MA.

16.4 Unisys will not be liable to MA for late delivery of any Computer System. MA will not be liable to Unisys for late delivery of the Products and Services.

16.5 Any failure or delay by either party in exercising any night or remedy will not constitute a waiver. The waiver of any one default will not waive subsequent defaults of the same or different kind.

16.6 Neither party will be liable for any failure to fulfill its obligations when due to causes beyond its reasonable control including, without limitation, the bankruptcy of any supplier or commercial impracticability.

16.7 This Agreement or any performance due under it may not be assigned by either party. Any purported assignment will be void and of no effect.

16.8 No legal proceeding, regardless of form, redated to or arising out of this Agreement may be brought by either party more than two years after the cause of action has accrued.

16.9 All notices required by this Agreement to be given to MA will be sent to its address on the cover page of this Agreement.

All notices required by Sections 10 and 12 will be sent by certified or registered mail and, when given to Unisys, will be addressed to:
     Office of the General Counsel
     Unisys Corporation
     Township Line and Union Meeting Roads
     Blue Bell, PA 19422
All other notices to Unisys will be sent to:
     Vice President, Channel Marketing
     Unisys Corporation
     Township Line and Union Meeting Roads
     Blue Bell, PA 19422
All notices required by Sections 10 and 12 will be sent by certified or registered mail.


16.10 Each provision of this Agreement is severable and, if one or more provisions are declared invalid, the remaining provisions of the Agreement will remain in full force and effect.


16.11 The rights and obligations of Unisys and MA under Sections 3.4, 3.5, 5, 8, 10, 11, 12, 14, 15, and 16 will survive any termination or cancellation of this Agreement.

16.12 All Exhibits referenced in this Agreement are part of it. With respect to its subject matter, this Agreement constitutes the entire agreement of the parties and supersedes all prior proposals and agreements, both written and vat, and all other written and oral communications between the parties, except that provisions of prior agreements between the parties which survive, termination, cancellation or expiration of such agreements will not be superseded by this Agreement' unless specifically agreed to by the parties in writing.

16.13 This Agreement may be modified only by a writing signed by a duly authorized representative of each party. The duly authorized representatives of Unisys are individuals with the title of Vice President or Contracts Manager.


                                    7 of 11

UNISYS            Marketing Associate Solution Alliance Agreement
                  Exhibit A - Computer Systems




Unisys Computer Systems

================================================================================
CHECK APPLICABLE SYSTEMS:           OTHER (SPECIFY):


                                    SMP Systems
     [X] A Series Systems
                                    --------------------------------------------
     [X] 2200 Series Systems
                                    --------------------------------------------
     [X] UNIX Systems
                                    --------------------------------------------
     [X] PC Systems
                                    --------------------------------------------
     [ ] CTOS Systems
                                    --------------------------------------------
     [ ] DP Series
                                    --------------------------------------------






--------------------------------------------------------------------------------

MULTIVENDOR COMPUTER SYSTEMS

================================================================================
Specify Vendor and System Type:







================================================================================

                                    8 of 11

UNISYS            Marketing Associate Solution Alliance Agreement
                  Exhibit B - MA Products and Services



MA SOFTWARE PRODUCTS

================================================================================
Software name        Virtual Banking      Brief description


NETVEST -                           Any Website can offer its customers the
                                    capacity to buy and sell stocks.

RIGHTQUOTE -                        Any Website can compare several insurance
                                    policies and provide a calculated and
                                    comparative quote.

Mortgage Service Insurance -        Any Website can offer order processing
                                    capabilities for purchasing and tracking insurance services.

--------------------------

Conference -                        Browsers software that emulates popular
                                    groupware functions of LOTUS NOTES. All
                                    knowledge is searchable.

Store - WebServer software that allows for non-programmers to self-manage a cyberstore including cybercase for accepting credit card payment and real time shipping charges.

Q&A -                               Website software for computer based training
                                    (CBT) that requires no technical
                                    administration.

Newletter -                         Webserver software for template based
                                    publishing on the Internet/Intranet.

--------------------------------------------------------------------------------
MA EQUIPMENT PRODUCTS

--------------------------------------------------------------------------------
Name                                Brief description






--------------------------------------------------------------------------------

MA Services

================================================================================
Service type                        Brief description

Custom Application Development -    Creating and customizing the above products
                                    using HTML, CH, SQL, DLL's, JAVA or ACTIVE
                                    X.

Creative and Concept Service -      Concept and creative development of an
                                    application as Website (done before any
                                    programming).

Security Services -                 Analysis, Assessments, Firewall and
                                    Authentication integration services as
                                    stand-alone service or part of a larger
                                    project with above services.

Consultative Services -             to establish a proposal per above services.




================================================================================


                                    9 of 11

UNYSIS            Marketing Associate Solution Alliance Agreement
                  Exhibit C - MA Agreements


MA SUPPORT AND MAINTENANCE AGREEMENT

================================================================================

      (Attach a copy of standard agreement generally offered by MA to its buyers/licensees)

-------------------------------------------------------------------------------

                         Exhibit D - MA Support Services


MA SUPPORT SERVICES FOR PRODUCTS

================================================================================

MA will, at a minimum:

(a) provide End-User training for the Products including, if required for software Products, instructions regarding the use of the Products with Unisys Compute Systems, the methods of input, the logic of the software Products and the output generated.

(b) provide technical services by maintaining a support group to provide direct support of an End-User to assist in the understanding of the use of the Products.

(c) provide a diagnostic service to ascertain the nature of the problems an End-User may be experiencing with software Products. This may be accomplished by the use of telephone "Hotline."

(d) provide centralized training facilities for End-User, if appropriate. MA may separately contract to use Unisys facilities, if available.

(e) deliver, install, support and update the software Products on a continuing basis, it being understood that such support will include, at a minimum, if available, programming required by changes in laws of the various states where End-Users are located and keeping the software compatible with Unisys then-current system software for Unisys Computer Systems.

(f) correct all errors, malfunctions or defects in the Products.


(g) provide End-Users with all appropriate documentation and updates for the Products, which documentation shall include operating instructions, End-User manuals and other Documentation.


================================================================================

                                    10 of 11

UNISYS            Marketing Associate Solution Alliance Agreement
                  Exhibit E - MA Current Published Prices

MA CURRENT PUBLISHED PRICES FOR SOFTWARE PRODUCTS


================================================================================
Software name               Virtual Banking      List price

NETVEST $100,000 to start plus customization. Customization can push pricing to many times more

RIGHTQUOTE                                       $5,000/month if hosted at our
                                                 facility surcharges apply


MORTGAGE INSURANCE SERVICE

================================================================================

Conference                                       $35,000 includes a reasonable
                                                 amount of customization
                                                 however frequently more is done

Store

Q&A

Newsletter                                        $1995/month if hosted at our
                                                  facility - surcharges apply

--------------------------------------------------------------------------------

MA CURRENT PUBLISHED PRICES FOR EQUIPMENT PRODUCTS

================================================================================
Name                                             List price







--------------------------------------------------------------------------------

MA CURRENT PUBLISHED PRICES FOR SERVICES

================================================================================
Name                                             List price

Custom Application Development                   Case basis, typically no
                                                 less than $30,000,
                                                 generally in six figure
                                                 range

Creative & Concept Development


Security Services -                              Case basis, typically no
                                                 less than $30,000,
                                                 generally in six figure
                                                 range

Consultive Services -                            $5,000 a day with
                                                 expenses

================================================================================


                                    11 of 11